UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 27, 2017

IOVANCE BIOTHERAPEUTICS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State of Incorporation)

000-53127	75-3254381
Commission File Number	(I.R.S. Employer Identification No.)

999 Skyway Road, Suite 150
San Carlos, California	94070
(Address of Principal Executive Offices)	(Zip Code)

(650) 260-7120
(Registrant’s Telephone Number, Including Area Code)

Lion Biotechnologies, Inc.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 27, 2017, Lion Biotechnologies, Inc. (the “Company”) changed its corporate name to “Iovance Biotherapeutics, Inc.” by filing an Amendment to the Company’s Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Name Change”). The amendment was effected pursuant to Section 242 of the Delaware General Corporation Law, which permits such amendments to be adopted by a corporation’s board of directors without stockholder approval. A copy of the Amendment to the Certificate of Incorporation of the Company is attached hereto as Exhibit 3.1.

On June 27, 2017, the Company also amended its Bylaws to change all references from “Lion Biotechnologies, Inc.” to “Iovance Biotherapeutics, Inc.” A copy of the Amendment to the Bylaws of the Company is attached hereto as Exhibit 3.2.

Item 7.01	Regulation FD Disclosure

On June 27, 2017, the Company issued a press release announcing the Name Change. A copy of that press release is furnished as Exhibit 99.1 and is incorporated by reference herein.

The information furnished under this Item 7.01, including the accompanying Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed to be incorporated by reference in any subsequent filing by the Company under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as specifically stated in such filing.

Item 8.01	Other Events

Effective at the open of the market on June 28, 2017, the Company’s trading symbol for its shares of common stock on the Nasdaq Global Market will change from “LBIO” to “IOVA”. In connection with the Name Change, a new CUSIP number was assigned to the Company’s common stock, which new number is 462260100. Holders of stock certificates bearing the prior corporate name need not take any action at this time to change the stock certificates to reflect the new corporate name.

Item 9.01	Financial Statements and Exhibits

(d)       Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment of Certificate of Incorporation of Iovance Biotherapeutics, Inc., as filed with the Secretary of State of the State of Delaware on June 27, 2017.
3.2	Amendment to the Bylaws of Iovance Biotherapeutics, Inc.
99.1	Press Release dated June 27, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 27, 2017	IOVANCE BIOTHERAPEUTICS, INC.

	By:	/s/ MARIA FARDIS
Maria Fardis, Chief Executive Officer